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Exhibit 10.14

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND CONSENT OF GUARANTORS

        This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this "Amendment") is dated as of June 4, 2004, and entered into by and among FLEETWOOD ENTERPRISES, INC. ("Fleetwood"), FLEETWOOD HOLDINGS INC. ("Holdings") and its Subsidiaries listed on the signature pages hereof (collectively, "FMC"), FLEETWOOD RETAIL CORP. ("Retail") and its Subsidiaries listed on the signature pages hereof (collectively, "FRC"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the "Agent") for the Lenders.

Recitals

        Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of May 14, 2004 (the "Credit Agreement"). Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement; and,

        Whereas, the Borrowers have requested certain amendments to the Credit Agreement; and

        Whereas, the Borrowers have requested of the Agent and the Lenders that General Electric Capital Corporation become a party to the Credit Agreement as the syndication agent; and

        Whereas, the Lenders and the Agent are willing to agree to the amendments and to give the consents and approvals requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

        Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

        1.     AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

          1.1   Amendment to Credit Agreement. The Credit Agreement shall be amended to add General Electric Capital Corporation as the syndication agent.

          1.2   Amendment to Annex A to Credit Agreement (Definitions). The definition of "Agents" is amended to read as follows:

    "Agents" means the Administrative Agent and the Syndication Agent.

          1.3   Addition to Annex A to Credit Agreement (Definitions). The definition of "Syndication Agent" is added to Annex A of the Credit Agreement in the appropriate alphabetical order:

    "Syndication Agent" means General Electric Capital Corporation.

        2.     REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS. In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each

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Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

          2.1   Power and Authority. Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

          2.2   Corporate Action. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

          2.3   No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

          2.4   Execution, Delivery and Enforceability. This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agent's Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

          2.5   No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

          2.6   No Material Adverse Effect. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

          2.7   Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

        3.     CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

          3.1   Consent of Guarantors. Each of the Guarantors shall have executed and delivered to the Agent the Consent.

        4.     EFFECTIVE DATE. This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 3.

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        5.     EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

        6.     APPLICABLE LAW. THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        7.     COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

        8.     CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Amended and Restated Credit Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.
FLEETWOOD HOMES OF ARIZONA, INC.
FLEETWOOD HOMES OF CALIFORNIA, INC.
FLEETWOOD HOMES OF FLORIDA, INC.
FLEETWOOD HOMES OF GEORGIA, INC.
FLEETWOOD HOMES OF IDAHO, INC.
FLEETWOOD HOMES OF INDIANA, INC.
FLEETWOOD HOMES OF KENTUCKY, INC.
FLEETWOOD HOMES OF NORTH CAROLINA, INC.
FLEETWOOD HOMES OF OREGON, INC.
FLEETWOOD HOMES OF PENNSYLVANIA, INC.
FLEETWOOD HOMES OF TENNESSEE, INC.
FLEETWOOD HOMES OF TEXAS, L.P. By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner
FLEETWOOD HOMES OF VIRGINIA, INC.
FLEETWOOD HOMES OF WASHINGTON, INC.
FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.
FLEETWOOD MOTOR HOMES OF INDIANA, INC.
FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.
FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.
FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.
FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.
FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.
FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.
FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.
FLEETWOOD FOLDING TRAILERS, INC.
GOLD SHIELD, INC.
GOLD SHIELD OF INDIANA, INC.
HAUSER LAKE LUMBER OPERATION, INC.
CONTINENTAL LUMBER PRODUCTS, INC.
FLEETWOOD GENERAL PARTNER OF TEXAS, INC.
FLEETWOOD HOMES INVESTMENT, INC.
	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer
FRC BORROWERS	FLEETWOOD RETAIL CORP.
FLEETWOOD RETAIL CORP. OF CALIFORNIA
FLEETWOOD RETAIL CORP. OF IDAHO
FLEETWOOD RETAIL CORP. OF KENTUCKY
FLEETWOOD RETAIL CORP. OF MISSISSIPPI
FLEETWOOD RETAIL CORP. OF NORTH CAROLINA
FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA
	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer
GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor
	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer
BANK OF AMERICA, N.A., as the Agent and a Lender
	By:	/s/ JOHN MCNAMARA
Name:
	Title:	Vice President

ACKNOWLEDGED BY:
GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and as a Lender
By:	/s/ KEITH ALEXANDER
Name:
Title:	Vice President

CONSENT OF GUARANTORS

        Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 4th day of June, 2004.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.
FLEETWOOD HOMES OF ARIZONA, INC.
FLEETWOOD HOMES OF CALIFORNIA, INC.
FLEETWOOD HOMES OF FLORIDA, INC.
FLEETWOOD HOMES OF GEORGIA, INC.
FLEETWOOD HOMES OF IDAHO, INC.
FLEETWOOD HOMES OF INDIANA, INC.
FLEETWOOD HOMES OF KENTUCKY, INC.
FLEETWOOD HOMES OF NORTH CAROLINA, INC.
FLEETWOOD HOMES OF OREGON, INC.
FLEETWOOD HOMES OF PENNSYLVANIA, INC.
FLEETWOOD HOMES OF TENNESSEE, INC.
FLEETWOOD HOMES OF TEXAS, L.P. By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner
FLEETWOOD HOMES OF VIRGINIA, INC.
FLEETWOOD HOMES OF WASHINGTON, INC.
FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.
FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.
FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.
FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.
FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.
FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.
FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.
FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.
FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.
FLEETWOOD FOLDING TRAILERS, INC.
GOLD SHIELD, INC.
GOLD SHIELD OF INDIANA, INC.
HAUSER LAKE LUMBER OPERATION, INC.
CONTINENTAL LUMBER PRODUCTS, INC.
FLEETWOOD GENERAL PARTNER OF TEXAS, INC.
FLEETWOOD HOMES INVESTMENT, INC.
By:	/s/ BOYD R. PLOWMAN
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.
FLEETWOOD RETAIL CORP. OF CALIFORNIA
FLEETWOOD RETAIL CORP. OF IDAHO
FLEETWOOD RETAIL CORP. OF KENTUCKY
FLEETWOOD RETAIL CORP. OF MISSISSIPPI
FLEETWOOD RETAIL CORP. OF NORTH CAROLINA
FLEETWOOD RETAIL CORP. OF OREGON
FLEETWOOD RETAIL CORP. OF VIRGINIA
	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer
OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC. FLEETWOOD CANADA LTD. FLEETWOOD INTERNATIONAL INC.
	By:	/s/ BOYD R. PLOWMAN
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

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  Exhibit 10.14